Exhibit 99.1
Instinet Group Incorporated
Consolidated Statements of Operations - Revised
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2004	2004	2004	2004	2003	2003	2003	2003
Revenue
Transaction fees	$ 286,158	$ 267,541	$ 289,417	$ 329,689	$ 300,560	$ 286,671	$ 290,293	$ 262,786

Interest income	4,930	3,934	4,250	4,420	5,899	4,931	6,651	6,347
Interest expense	(961)	(756)	(806)	(1,062)	(2,283)	(1,237)	(2,106)	(2,111)
Interest income, net	3,969	3,178	3,444	3,358	3,616	3,694	4,545	4,236

Total revenues, net	290,127	270,719	292,861	333,047	304,176	290,365	294,838	267,022

Cost of Revenues
Soft dollar and commission recapture	51,311	50,044	53,103	60,100	58,817	54,894	49,604	49,058
Broker-dealer rebates	67,150	59,859	62,388	68,147	54,507	53,552	58,630	50,420
Brokerage, clearing and exchange fees	51,483	51,085	55,138	64,177	58,127	54,014	47,830	41,587
Total cost of revenues	169,944	160,988	170,629	192,424	171,451	162,460	156,064	141,065

Gross margin	120,183	109,731	122,232	140,623	132,725	127,905	138,774	125,957

Direct Expenses
Compensation and benefits	58,540	46,460	55,844	59,533	51,079	51,450	60,749	63,984
Communications and equipment	14,722	18,894	16,950	21,642	20,890	24,917	31,617	30,720
Depreciation and amortization	12,705	12,912	15,855	15,037	18,500	22,408	23,534	24,074
Occupancy	8,672	9,170	9,260	9,307	12,122	12,567	13,175	16,458
Professional fees	8,856	7,406	8,172	5,017	8,611	5,739	7,228	6,338
Marketing and business development	2,586	3,522	5,302	3,322	7,483	2,958	3,480	2,781
Other	1,382	5,085	2,830	2,876	2,300	4,491	6,301	5,749
Total direct expenses	107,463	103,449	114,213	116,734	120,985	124,530	146,084	150,104

Restructuring	-	-	-	-	59,497	-	-	-
Goodwill and intangible asset impairment	-	-	-	-	21,668	-	-	-
Contractual settlement	-	-	(7,250)	-	-	-	-	-
Investments	(11,006)	(4,031)	-	(4,674)	(10,268)	667	(2,841)	21,678
Insurance recovery	-	-	-	(5,116)	(2,492)	(2,989)	-	(5,000)
Total expenses	266,401	260,406	277,592	299,368	360,841	284,668	299,307	307,847

Income (loss) from operations before income taxes	23,726	10,313	15,269	33,679	(56,665)	5,697	(4,469)	(40,825)
Income tax provision (benefit)	4,987	2,656	6,827	14,865	(18,331)	1,652	732	(6,507)
Net income (loss)	$ 18,739	$ 7,657	$ 8,442	$ 18,814	$ (38,334)	$ 4,045	$ (5,201)	$ (34,318)

Earnings (loss) per share
Basic EPS	$ 0.06	$ 0.02	$ 0.03	$ 0.06	$ (0.12)	$ 0.01	$ (0.02)	$ (0.10)
Diluted EPS	$ 0.06	$ 0.02	$ 0.03	$ 0.06	$ (0.12)	$ 0.01	$ (0.02)	$ (0.10)

Change in transaction fees	10,641	9,828	12,817	19,773	20,852	18,461	14,384	7,562
Change in brokerage, clearing and exchange fees	10,641	9,828	12,817	19,773	20,852	18,461	14,384	7,562

Instinet Group Incorporated
Consolidated Statements of Operations - Previously Reported
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2004	2004	2004	2004	2003	2003	2003	2003
Revenue
Transaction fees	$ 275,517	$ 257,713	$ 276,600	$ 309,916	$ 279,708	$ 268,210	$ 275,909	$ 255,224

Interest income	4,930	3,934	4,250	4,420	5,899	4,931	6,651	6,347
Interest expense	(961)	(756)	(806)	(1,062)	(2,283)	(1,237)	(2,106)	(2,111)
Interest income, net	3,969	3,178	3,444	3,358	3,616	3,694	4,545	4,236

Total revenues, net	279,486	260,891	280,044	313,274	283,324	271,904	280,454	259,460

Cost of Revenues
Soft dollar and commission recapture	51,311	50,044	53,103	60,100	58,817	54,894	49,604	49,058
Broker-dealer rebates	67,150	59,859	62,388	68,147	54,507	53,552	58,630	50,420
Brokerage, clearing and exchange fees	40,842	41,257	42,321	44,404	37,275	35,553	33,446	34,025
Total cost of revenues	159,303	151,160	157,812	172,651	150,599	143,999	141,680	133,503

Gross margin	120,183	109,731	122,232	140,623	132,725	127,905	138,774	125,957

Direct Expenses
Compensation and benefits	58,540	46,460	55,844	59,533	51,079	51,450	60,749	63,984
Communications and equipment	14,722	18,894	16,950	21,642	20,890	24,917	31,617	30,720
Depreciation and amortization	12,705	12,912	15,855	15,037	18,500	22,408	23,534	24,074
Occupancy	8,672	9,170	9,260	9,307	12,122	12,567	13,175	16,458
Professional fees	8,856	7,406	8,172	5,017	8,611	5,739	7,228	6,338
Marketing and business development	2,586	3,522	5,302	3,322	7,483	2,958	3,480	2,781
Other	1,382	5,085	2,830	2,876	2,300	4,491	6,301	5,749
Total direct expenses	107,463	103,449	114,213	116,734	120,985	124,530	146,084	150,104

Restructuring	-	-	-	-	59,497	-	-	-
Goodwill and intangible asset impairment	-	-	-	-	21,668	-	-	-
Contractual settlement	-	-	(7,250)	-	-	-	-	-
Investments	(11,006)	(4,031)	-	(4,674)	(10,268)	667	(2,841)	21,678
Insurance recovery	-	-	-	(5,116)	(2,492)	(2,989)	-	(5,000)
Total expenses	255,760	250,578	264,775	279,595	339,989	266,207	284,923	300,285

Income (loss) from operations before income taxes	23,726	10,313	15,269	33,679	(56,665)	5,697	(4,469)	(40,825)
Income tax provision (benefit)	4,987	2,656	6,827	14,865	(18,331)	1,652	732	(6,507)
Net income (loss)	$ 18,739	$ 7,657	$ 8,442	$ 18,814	$ (38,334)	$ 4,045	$ (5,201)	$ (34,318)

Earnings (loss) per share
Basic EPS	$ 0.06	$ 0.02	$ 0.03	$ 0.06	$ (0.12)	$ 0.01	$ (0.02)	$ (0.10)
Diluted EPS	$ 0.06	$ 0.02	$ 0.03	$ 0.06	$ (0.12)	$ 0.01	$ (0.02)	$ (0.10)